UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022 (November 11, 2022)

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496

Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value, of URI	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On November 11, 2022, United Rentals (North America), Inc. (“URNA”), a Delaware corporation and a wholly owned subsidiary of United Rentals, Inc., a Delaware corporation (“URI”), entered into an Asset Purchase Agreement (the “Agreement”) with Ahern Rentals, Inc., a Nevada corporation, and Xtreme Re-Rental, LLC, a Nevada limited liability company (collectively, the “Sellers”, and each a “Seller”).

Subject to the terms and conditions of the Agreement, at the closing of the transaction (the “Closing”), URNA will purchase from the Sellers substantially all of the assets of the Sellers that is related to their business of renting equipment and sales of new and used equipment in the United States, subject to certain specified exceptions (the “Business”) for an aggregate purchase price of $2,000,000,000 in cash, subject to certain adjustments pursuant to the terms of the Agreement. URNA expects to use a combination of newly issued debt and existing capacity under its asset backed loan facility to fund the transaction.

The Agreement contains customary representations, warranties and covenants of the parties. Until the earlier of the termination of the Agreement pursuant to its terms and the Closing, the Sellers have agreed to conduct the Business in the ordinary course substantially in accordance with the Sellers’ normal customs, practices and procedures, and the Sellers have agreed to certain customary negative operating covenants with respect to the Business, as set forth more fully in the Agreement. Certain majority owners of Sellers have agreed that, from and following the Closing, such owners and the Sellers will not engage in certain activities competitive with the Business or solicit certain employees or significant customers for a specified period of time.

Consummation of the transactions contemplated by the Agreement is subject to customary closing conditions, including, among others, (i) obtaining certain material consents and applicable regulatory approvals, (ii) the absence of any law or order prohibiting such transactions, (iii) the accuracy of representations and warranties set forth in the Agreement (subject to customary materiality qualifiers) and material compliance with covenants set forth in the Agreement, (iv) the absence of any material adverse effect with respect to the Business, (v) execution and delivery of certain related ancillary documents and (vi) the delivery of customary pay-off letters evidencing the release of liens on the assets and properties of the Business that secure certain indebtedness of the Sellers. Pursuant to the Agreement, URNA and the Sellers agreed to use their commercially reasonable efforts to fulfill as promptly as practicable the closing conditions in order to consummate the Closing. URI expects the transaction to close prior to December 31, 2022.

On August 31, 2022, URI and the Sellers entered into a letter of intent (the “LOI”) setting forth substantially the same terms as memorialized in the Agreement. On September 1, 2022, URI filed the LOI with the U.S. Department of Justice and Federal Trade Commission, and as of October 3, 2022, the waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act, as amended, has expired.

URNA and the Sellers are permitted under certain circumstances to terminate the Agreement, including in the event that, among other things, the transaction is not consummated by December 31, 2022.

URNA, on the one hand, and the Sellers, on the other hand, have agreed to indemnify each other from and against losses the respective parties may incur arising out of breaches of the other party’s representations, warranties and covenants contained in the Agreement and for certain other liabilities, subject to specified survival limitations and other customary exceptions and limitations.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

The Agreement is filed as an exhibit to this Form 8-K in order to provide information regarding its terms. It is not intended to provide any other factual information about URI, the Sellers, or their respective owners, subsidiaries and affiliates. The representations, warranties and covenants contained in the Agreement (i) were made solely for purposes of the Agreement and as of the date of the Agreement, (ii) were solely for the benefit of the parties to the Agreement, (iii) may be subject to qualifications and limitations agreed upon by the parties to the Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Agreement instead of establishing these matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of URI. Investors and security holders of URI should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of URI. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by URI.

Item 7.01	Regulation FD Disclosure.

On November 14, 2022, URI issued a press release announcing the entry into the Agreement and providing information regarding the Agreement. A copy of the press release is being furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Form 8-K, including Exhibit 99.1 attached hereto, of any information does not constitute an admission that such information is material.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements involve significant risks and uncertainties that may cause actual results to differ materially from such forward-looking statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement, including any such statement concerning the completion and anticipated benefits of the proposed transaction, can be guaranteed, and actual results may differ materially from those projected. URI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industry, and other legal, regulatory and economic developments. URI uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the SEC reports filed by URI, as well as the possibility that (1) URI may be unable to obtain regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the acquisition as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of URNA and the Sellers, including, without limitation, problems associated with the potential loss of any key employees of the Sellers; (4) the proposed transaction may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues that URI failed to discover during the due diligence investigation of the Sellers or that are not covered by insurance, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (5) URI’s business may suffer as a result of uncertainty surrounding the proposed transaction, any adverse effects on our ability to maintain relationships with customers, employees and suppliers, or the inherent risk associated with entering a geographic area or line of business in which URI has no or limited experience; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by URI. URI gives no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of URI described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by URI. All forward-looking statements included in this document are based upon information available to URI as of the date hereof and URI undertakes no obligations to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable securities law. This communication is not intended to be a recommendation to buy, sell or hold securities and does not constitute an offer for the sale of, or the solicitation of an offer to buy securities in any jurisdiction, including the United States. Any such offer will only be made by means of a prospectus or offering memorandum, and in compliance with applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of November 11, 2022, by and among United Rentals (North America), Inc., Ahern Rentals, Inc., and Xtreme Re-Rental, LLC.*
99.1	Press Release of United Rentals, Inc., dated as of November 14, 2022, announcing entry into the Agreement.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. URI agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request, subject to URI’s right to request confidential treatment of any requested schedule or exhibit.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED RENTALS, INC.

Dated: November 14, 2022	By:	/s/ Joli Gross
		Name:	Joli Gross
		Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Joli Gross
		Name:	Joli Gross
		Title:	Senior Vice President, General Counsel and Corporate Secretary